UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION

IN RE:                           }     CASE NUMBER
                                 }     02-10835
                                 }
The NewPower Company, et. al.    }     JUDGE W. Homer Drake, Jr.
                                 }
DEBTORS                          }     CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                           FROM 9/30/04 TO 10/31/04

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                      Paul Ferdinands
                                      ------------------
                                      Attorney for Debtor

Debtor's Address                      Attorney's Address
and Phone Number                      and Phone Number

P.O. Box 17296                        191 Peachtree St.
Stamford, Ct 06907                    Atlanta, GA 30303
Tel: (203) 329-8412                   Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number:  02-10835               Post Petition
                                        Totals
For Period from September 30, 2004 through October 31, 2004

Opening Cash Balance -9/30/04            $ 92,407  (Concentration Account)

Inflows:
Customer Collections
Collateral Returned
    -Sureties
    -Security  Deposits
Sale Proceeds/Interest Income/Other            48
--------------------------------------------------
Total Inflows                                  48
----------------------------------------------------------------------------
                                            Distribution of Outflows
Outflows:                                  NewPower       The NewPower
Post Petition:                          Holdings, Inc.       Company
--------------                          --------------       -------
Call Center (Sitel)
Professionals - Bankruptcy                    451              451
Consulting Fees                                22               22
Gas Systems & IT Infrastructure (Wipro)         1                1
Customer Incentives (air miles, etc.)
Customer Letters & Bill Print (SFI)
AGL Billing Systems (Partnersolve)
Collections(RM Services)
IT Support for risk systems (Zenax)
Customer Database Systems (Zac )
Lockbox Fees (First Union)
Billing & Reconciliations (Diversified)
Churn Mitigation(AGL)
Supplies & Misc
Rent                                          (13)             (13)
Insurance
Utilities (Heat, Hydro, Phone, etc.)            1                1
Customer Refunds
Customer Refunds (Outstanding)
Contingency for any above item(s) (15%)
Billing/Customer Support (IBM)
Payroll                                        15               15
Power
Gas
Storage & Pipelines
Transportation & Distribution (AGL)
Transportation & Distribution (Texas)
Collateral Payments
  - Security Deposits
T&E Reimbursements                              0                0
State Tax Payments                             34               34
Enron payments
Distribution to Equity                     34,882           34,882
----------------------------------------------------------------------------
Total Outflows                             35,393           35,393
----------------------------------------------------------------------------

--------------------------------------------------
Net Cash Flows                            (35,345)
--------------------------------------------------

                                     -------------
Closing Cash Balance                     $ 57,062
=====================================-------------

Amount of Cash Balance in Reserve for
Classes 8 -12                              44,441

                                                                  Attachment 1



NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from September 30, 2004 through October 31, 2004
Amounts in $000's


Accounts Receivable at Petition Date:         $ 75,200


Beginning of Month Balance*  - Gross          $ 13,476 (per 9/30/04 G/L)
PLUS:  Current Month New Billings                    -
LESS:  Collections During the Month                  -
                                              --------
End of Month Balance - Gross                  $ 13,476 (per 10/31/04 G/L)
Allowance for Doubtful Accounts                (13,476)
                                              --------

End of Month Balance - Net of Allowance       $      -
                                              ========

                                       Note:  The accounts receivable aging below relates only to deliveries to customers subsequent to the June 11, 2002 petition date.



                                              AR Aging for Post Petition Receivables

                                                Current > 30 days> 60 days Total
                                              -----------------------------------

                                                $ -      $ -    $ 111    $ 111


                                                                  Attachment 2



NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from September 30, 2004 through October 31, 2004
Amounts in $000's

See attached System Generated A/P reports as of 10/31/04 (Attachments 2A and
2B).

Beginning of Period Balance        $     27 (per 9/30/04 G/L)
PLUS:  New Indebtedness Incurred         78
LESS:  Amounts Paid on A/P              (78)
                                  ----------
End of Month Balance               $     27 (per 10/31/04 G/L)
                                  ==========

                                                                    Exhibit 2A



                            The New Power Company
                            Vendor Balance Detail
                            As of October 31, 2004

                                                    Date          Amount        Balance
                                                 ------------   ------------   -----------
      AT&T                                                                          64.35
      Total AT&T                                                                    64.35

      Carroll & Gross                                                           22,814.73
      Total Carroll & Gross                                                     22,814.73

      D'Arcangelo & Co. LLP                                                      4,614.50
      Total D'Arcangelo & Co. LLP                                                4,614.50

      Delaware Secretary of State                                                    0.00
                                                  10/12/2004      33,000.00     33,000.00
                                                  10/12/2004     -33,000.00          0.00
                                                                ------------   -----------
      Total Delaware Secretary of State                                0.00          0.00

      King and Spalding                                                              0.00
                                                  10/12/2004      39,383.41     39,383.41
                                                  10/12/2004     -39,383.41          0.00
                                                                ------------   -----------
      Total King and Spalding                                          0.00          0.00

      Leboeuf, Lamb, Greene & Macrae                                                 0.86
                                                  10/12/2004       1,579.78      1,580.64
                                                  10/12/2004      -1,579.78          0.86
                                                                ------------   -----------
      Total Leboeuf, Lamb, Greene & Macrae                             0.00          0.86

      Mellon Investors Services, LLC                                                 0.00
                                                  10/12/2004       1,184.36      1,184.36
                                                  10/12/2004      -1,184.36          0.00
                                                                ------------   -----------
      Total Mellon Investors Services, LLC                             0.00          0.00

      Morris, Manning & martin, LLP                                                  0.00
                                                  10/12/2004       3,600.00      3,600.00
                                                  10/12/2004      -3,600.00          0.00
                                                                ------------   -----------
      Total Morris, Manning & martin, LLP                              0.00          0.00

      National Registered Agents, Inc                                                0.00
                                                  10/12/2004           0.00          0.00
                                                  10/12/2004           0.00          0.00
                                                                ------------   -----------
      Total National Registered Agents, Inc                            0.00          0.00

      Sutherland Asbill & Brennan, LLC                                            -208.11
      Total Sutherland Asbill & Brennan, LLC                                      -208.11
                                                                ------------   -----------
TOTAL                                                                  0.00     27,286.33
                                                                ============   ===========


      Balance at 9/30/04                                                        27,286.33
      New Bills                                                                 78,747.55
      Bills Paid                                                               -78,747.55
                                                                               -----------
      Balance at 10/31/04                                                       27,286.33
                                                                               ===========


                                                                                                                        Page 1 of 1

                                                                    Exhibit 2B


                            The New Power Company
                             Unpaid Bills Detail
                            As of October 31, 2004



                                                   Date         Open Balance
                                                ------------   ----------------
      AT&T

                                                 06/30/2003              64.35
                                                               ----------------
      Total AT&T                                                         64.35

      Bracewell Patterson

                                                 07/22/2003            -330.76
                                                 06/30/2003             330.76
                                                               ----------------
      Total Bracewell Patterson                                           0.00

      Carroll & Gross

                                                 06/30/2003          22,814.73
                                                               ----------------
      Total Carroll & Gross                                          22,814.73

      D'Arcangelo & Co. LLP

                                                 11/21/2003           4,614.50
                                                               ----------------
      Total D'Arcangelo & Co. LLP                                     4,614.50

      Leboeuf, Lamb, Greene & Macrae

                                                 10/14/2003               0.86
                                                               ----------------
      Total Leboeuf, Lamb, Greene & Macrae                                0.86

      Sutherland Asbill & Brennan, LLC

                                                 07/08/2003            -208.11
                                                               ----------------
      Total Sutherland Asbill & Brennan, LLC                           -208.11
                                                               ----------------

TOTAL                                                                27,286.33
                                                               ================

                                                                  Attachment 3



NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from September 30, 2004 through October 31, 2004
Amounts in $000's

Inventory Report
----------------

Inventory Balance at Petition Date    $ 15,587


Inventory at Beginning of Period      $      - (per 9/30/04 G/L)
PLUS:  Inventrory Purchased                  - (per daily cash report)
LESS:  Inventory Used or Sold                -
                                     ----------

End of Month Balance                  $      - (per 10/31/04 G/L)
                                     ==========


Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report
------------------

Book Value at Petition Date           $  1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period   $      -
Less:  Depreciation Expense                  -
Less:  Dispositions                          -
Add:  Purchases                              -
                                     ----------

Fixed Assets at End of Period         $      -
                                     ==========

                                                                  Attachment 4
                                                                  Page 1 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         10/01/2004-10/31/2004

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             The New Power Company Concentration Account
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance         $     1,196,511.83
Total Deposits            $    40,032,464.34
Total Payments            $    39,853,126.78
Closing Balance           $     1,375,849.39
Service Charges           $           331.27

First Check issued this Period                     N/A
Last Check issued this Period                      N/A
Total # of checks issued this Period               N/A

                                                                  Attachment 4
                                                                  Page 2 of 16


Name of Debtor :                           NewPower Holdings Inc.
Case # :                                   02-10835
Reporting Period:                          10/01/2004-10/31/2004

Name of Bank:                              JP Morgan Chase
Branch:                                    New York ABA # 021000021
Account Name:                              The New Power Company
Account Number:
Purpose of Account:                        Money Market

Beginning Balance                          $     91,210,913.39
Total Deposits                             $         37,187.80
Total Payments                             $     80,000,000.00
Closing Balance                            $     11,248,101.19
Service Charges                            $                 -

First Check issued this Period                             N/A
Last Check issued this Period                              N/A
Total # of checks issued this Period                       N/A

                                                                  Attachment 4
                                                                  Page 3 of 16


Name of Debtor :                          NewPower Holdings Inc.
Case # :                                  02-10835
Reporting Period:                         10/01/2004-10/31/2004

Name of Bank:                             JP Morgan Chase
Branch:                                   New York ABA # 021000021
Account Name:                             The New Power Company Reserve Account
Account Number:
Purpose of Account:                       Reserve for Shareholder Distributions

Beginning Balance                         $             -
Total Deposits                            $ 44,441,192.41
Total Payments                            $             -
Closing Balance                           $ 44,441,192.41
Service Charges                           $             -

First Check issued this Period                               N/A
Last Check issued this Period                                N/A
Total # of checks issued this Period                         N/A
Interest Earned                                      3371.13




                                                      Shares         Distribution           Interest        Balance
LJM2-TNPC LLC                                        4,554,692       2,687,268.28            203.86       2,687,472.14
Lana Pai                                             1,032,000         608,880.00             46.19         608,926.19
Enron Energy Services                                8,650,400       5,103,736.00            387.18       5,104,123.18
Cortez Energy Services                               5,000,000       2,950,000.00            223.79       2,950,223.79

Surfboards & Co.- warrants                           5,404,800       2,918,592.00            221.41       2,918,813.41
McGarrett I,  LLC - warrants                         6,766,400       3,653,856.00            277.19       3,654,133.19
McGarrett II,  LLC - warrants                        8,458,200       4,567,428.00            346.49       4,567,774.49
McGarrett III, LLC - warrants                        2,791,800       1,507,572.00            114.37       1,507,686.37
EES Warrant Trust - warrants                        24,117,800      13,023,612.00            987.99      13,024,599.99

Ari Benacerraf- options                                 10,000           5,400.00              0.41           5,400.41
Underwriters Settlements                                             7,411,477.00            562.25       7,412,039.25

                                                                    44,437,821.28          3,371.13      44,441,192.41

                                                                  Attachment 4
                                                                  Page 4 of 16



Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         10/01/2004-10/31/2004

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                       $0.00
Total Deposits                    $520,257.28
Total Payments                    $520,257.28
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                             200606
Last Check issued this Period                              200615
Total # of checks issued this Period                            6

                                                                  Attachment 4
                                                                  Page 5 of 16



Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         10/01/2004-10/31/2004

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:       Controlled Disbursements (Customer Refunds)

Beginning Balance                     $0.00
Total Deposits                       $17.81
Total Payments                       $17.81
Closing Balance                       $0.00
Service Charges            N/A

First Check issued this Period                             NA
Last Check issued this Period                              NA
Total # of checks issued this Period                       NA

                                                                  Attachment 4
                                                                  Page 6 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         10/01/2004-10/31/2004

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower ACH Account
Account Number:
Purpose of Account:       ACH (T&E)

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 7 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         10/01/2004-10/31/2004

Name of Bank:             First Union/ Wachovia
Branch:                   Herndon, VA  ABA # 051400549
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Natural Gas Collections

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 8 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         10/01/2004-10/31/2004

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC ABA # 053000219
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/ IBM Collections

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges                         $0.00

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 9 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         10/01/2004-10/31/2004

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:       Payroll

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 10 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         10/01/2004-10/31/2004

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower Enron Segregated A/C
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 11 of 16



Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         10/01/2004-10/31/2004

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario Transit # 00192
Account Name:             The New Power Company
Account Number:
Purpose of Account:       CAN$ Operating A/C

Beginning Balance                $0.00 CAN$
Total Deposits
Total Payments                   $0.00
Closing Balance                  $0.00
Service Charges           $          -

First Check issued this Period                   NA
Last Check issued this Period                    NA
Total # of checks issued this Period              0


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 12 of 16



Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         10/01/2004-10/31/2004

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC ABA # 053000219
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/AES Collections

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 13 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         10/01/2004-10/31/2004

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario Transit # 00192
Account Name:             The New Power Company
Account Number:
Purpose of Account:       US$ A/C

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 14 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         10/01/2004-10/31/2004

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             The New Power Company
Account Number:
Purpose of Account:       WildCard ATM Settlement

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 15 of 16

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         10/01/2004-10/31/2004

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                None
Last Check issued this Period                 None
Total # of checks issued this Period          None


                          ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 16 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         10/01/2004-10/31/2004

Name of Bank:             Credit Suisse Asset Management
Branch:                   466 Lexington Ave.  NY, NY 10017-3140
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Short Term Cash Mgmt Portfolio

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                ACCOUNT CLOSED


                                                                                                            Exhibit 5


                                                The New Power Company
                                                     Check Detail
                                                     October 2004



            Num               Date                        Name                     Paid Amount       Original Amount
     -------------------   ------------   -------------------------------------   ---------------   ------------------
     200606                 10/12/2004    Leboeuf, Lamb, Greene & Macrae                                     1,579.78
     200607                 10/12/2004    Void                                                                   0.00
     200608                 10/12/2004    Void                                                                   0.00
     200609                 10/12/2004    Morris, Manning & martin, LLP                                      3,600.00
     200610                 10/12/2004    Void                                                                   0.00
     200611                 10/12/2004    Delaware Secretary of State                                       33,000.00
     200612                 10/12/2004    Void                                                                   0.00
     200613                 10/12/2004    Void                                                                   0.00
     200614                 10/12/2004    Mellon Investors Services, LLC                                     1,184.36
     200615                 10/12/2004    King and Spalding                                                 39,383.41





                                                                                                          Page 1 of 1



Note: Does not include payments made by wire.

                                                                  Attachment 6



NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from September 30, 2004 through October 31, 2004
Amounts in $000's

Taxes Paid During the Month
---------------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.

Taxes Owed and Due
------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.

                                                                 Attachment 7A

NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages For Period from September 30, 2004 through October 31, 2004
Amounts in $000's

Summary of Officer Compensation
-------------------------------

See supplemental attachment.

Personnel Report
----------------

                                                         Full Time  Part Time
# of Employees at beginning of period                                         1
# hired during the period                                         -           -
# terminated/resigned during period                               -           -
                                                        ------------------------
# employees on payroll - end of period                            0           1
                                                        ========================

# of employees on temporary consulting assignments                            0

Confirmation of Insurance
-------------------------

See supplemental attachment.*


* Omitted


                                                                                                  Attachment 7B
                                                                                                 (Supplemental)



                                        Payments made to insiders 10/01/04 -10/31/04

Payments are in gross amts

                             Title                  Amount        Date         Type
FOSTER, MARY                 President & CEO           $ 7,291.67   10/15/2004 Salary for pay period 10/01 - 10/15
                                                       $ 7,291.67   10/31/2004 Salary for pay period 10/16 - 10/31


                                                   ---------------

                                                       $14,583.34
                                                   ===============

                                                                  Attachment 8



NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from September 30, 2004 through October 31, 2004

On October 26, 2004, the Company completed its interim distribution to stockholders of record, as of October 12, 2004, in an amount equal to fifty nine cents ($0.59) per share of common stock of the Company, less any amounts withheld as required by federal tax regulations. And, in the case of eligible options and warrants to purchase common stock, less the exercise price as directed by any such holder.

As of the election date, 34,896,600 warrant holders and 20,000 option holders exercised their eligible options and warrants resulting in a current shares outstanding of 97,806,978.